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EXHIBIT 10.45

SECURITY AGREEMENT

        THIS SECURITY AGREEMENT dated as of October 19, 2006 ("Security Agreement"), is made by and among LOCAL MATTERS, INC., a Delaware corporation, LOCAL MATTERS MEDIA DIVISION, INC., a Nevada corporation, LOCAL MATTERS MEDIA DIVISION, INC., a Utah corporation, and LOCAL MATTERS VOICE AND WIRELESS DIVISION, INC., a Delaware corporation (each, a "Grantor" and, collectively, the "Grantors"), the secured parties listed on the signature pages hereto (each, a "Secured Party" and, collectively, the "Secured Parties"), and SANDLER CAPITAL MANAGEMENT, a New York general partnership, in its capacity as Collateral Agent (as defined below) on behalf of the Secured Parties.

RECITALS

        A. Each Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodation to Grantors as evidenced by those certain Secured Promissory Notes dated October 19, 2006 executed by Grantors in favor of each Secured Party (each, a "Note" and, collectively, the "Notes"), such advances and financial accommodation being referred to herein as the "Loans".

        B. The Secured Parties are willing to make the Loans to Grantors, but only upon the condition, among others, that Grantors shall have executed and delivered to the Secured Parties this Security Agreement.

AGREEMENT

        NOW, THEREFORE, in order to induce the Secured Parties to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Grantor hereby represents, warrants, covenants and agrees as follows:

        1.     DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

        "Bankruptcy Code" means Title XI of the United States Code.

        "Collateral" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

        "Contracts" means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which any Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

        "Copyright License" means any agreement, whether in written or electronic form, in which any Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether such Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which any Grantor has obtained the exclusive right to use a copyright owned by a third party.

        "Copyrights" means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of any Grantor) by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of any Grantor) or acquired by any Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

        "Event of Default" means (i) any breach by any Grantor of any warranty, representation, or covenant set forth herein and such default shall continue for twenty (20) days after the earlier of the date on which (x) any Grantor obtains actual knowledge of such default or (y) written notice of such default is given by the Collateral Agent to any Grantor, and (ii) any "Event of Default" as defined in the Notes.

        "Intellectual Property" means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, trade secret, customer list, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

        "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

        "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

        "Loan Documents" means the Notes, this Security Agreement, and any other document, instrument or agreement entered into by any Grantor in connection with the Notes or this Security Agreement, all as amended or extended from time to time.

        "Majority Lenders" means any Secured Party or group of Secured Parties holding greater than fifty percent (50%) of the outstanding and unpaid principal under all Loans of all Secured Parties.

        Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Grantors and their Subsidiaries taken as a whole, (ii) the ability of Grantors to repay the Secured Obligations or otherwise perform their respective obligations under the Loan Documents, or (iii) any Grantor's interest in, or the value, perfection or priority of the Collateral Agent's security interest in the Collateral.

        "Patent License" means any agreement, whether in written or electronic form, in which any Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether such Grantor is the licensee or the licensor thereunder).

        "Patents" means all of the following in which any Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country;

(b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

        "Permitted Lien" means: (a) Liens in favor of the Collateral Agent for the benefit of the Secured Parties created under this Agreement; (b) any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (d) Liens (i) upon or in any Equipment acquired or held by any Grantor to secure not more than 100% of the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing not more than 100% of the purchase price of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (e) leases or subleases and licenses or sublicenses granted to others in the ordinary course of business of Grantors; (f) any right, title or interest of a licensor under a license; (g) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default under the Notes; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (j) Liens in favor of a depository bank or a securities intermediary pursuant to such depository bank's or securities intermediary's customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such depository bank or securities intermediary; (k) Liens pursuant to the terms of customer contracts entered into in the ordinary course of business of Grantors if such do not interfere in any material respect with the business of Grantors or the value of the contracts as Collateral; (l) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other similar Liens, arising in the ordinary course of business and securing obligations that are not yet delinquent or are being contested in good faith by appropriate proceedings; (m) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business; (n) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and (o) Liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by Liens permitted under the preceding clauses (b) and (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

        "Pledged Securities" means the shares of capital stock and the debt instruments shown in Schedule B attached hereto.

        "Pro Rata" means, as to any Secured Party at any time, the percentage equivalent at such time of such Secured Party's aggregate unpaid principal amount of Loans, divided by the combined aggregate unpaid principal amount of all Loans of all Secured Parties.

        "Secured Obligations" means (a) the obligation of Grantors to repay the Secured Parties all of the unpaid principal amount of, and accrued interest on (including any interest that accrues at the applicable rate provided in the Notes after the maturity of the Loans or after the commencement of bankruptcy, insolvency, or like proceeding relating to a Grantor, whether or not such post-petition interest is allowed in such proceeding), the Loans, (b) all other obligations and liabilities of any Grantor to any Secured Party or the Collateral Agent, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, under the Notes, this Security Agreement, or any other Loan Document, including any reimbursement obligations, guarantee obligations, fees, costs, expenses, indemnities or otherwise, and (c) the obligation of Grantors to pay any fees, costs and expenses of the Collateral Agent under Section 8(c) hereof.

        "Security Agreement" means this Security Agreement and all Schedules and Annexes hereto, as the same may from time to time be amended, modified, supplemented or restated.

        "Subsidiary" means as to any Grantor any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than 50% of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by such Grantor, either directly or indirectly. Unless further specified, "Subsidiary" means a Subsidiary of a Grantor.

        "Trademark License" means any agreement, whether in written or electronic form, in which any Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether such Grantor is the licensee or the licensor thereunder).

        "Trademarks" means any of the following in which any Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the "Marks"); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

        "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York (and each reference in this Security Agreement to an Article thereof shall refer to that Article as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

        In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: "Account" (including health-care-insurance receivables), "Account Debtor", "Chattel Paper" (including tangible and electronic chattel paper), "Commercial Tort Claims", "Commodity Account", "Deposit Account", "Documents", "Equipment" (including all accessions and additions thereto), "Fixtures", "General Intangible" (including payment intangibles and software), "Instrument", "Inventory" (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), "Investment Property" (including securities and securities entitlements), "Letter-of-Credit Right" (whether or not the letter of credit is evidenced by a writing), "Payment Intangibles", "Proceeds", "Promissory Notes", "Securities Account", and "Supporting

Obligations". Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by any Grantor.

        2.     GRANT OF SECURITY INTEREST. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Parties to cause the Loans to be made, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, on behalf of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the "Collateral"):

          (a)   All Accounts of such Grantor;

          (b)   All Chattel Paper of such Grantor;

          (c)   All Commercial Tort Claims of such Grantor, including the Commercial Tort Claims listed on Schedule C hereto;

          (d)   All Contracts of such Grantor;

          (e)   All Deposit Accounts of such Grantor;

          (f)    All Documents of such Grantor;

          (g)   All Equipment of such Grantor;

          (h)   All Fixtures of such Grantor;

          (i)    All General Intangibles of such Grantor, including, without limitation, Payment Intangibles, all Copyrights, Patents, Trademarks, Licenses, designs, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how, models and data;

          (j)    All Instruments of such Grantor, including, without limitation, Promissory Notes;

          (k)   All Inventory of such Grantor;

          (l)    All Investment Property of such Grantor;

          (m)  All Letter-of Credit Rights of such Grantor;

          (n)   All Supporting Obligations of such Grantor and all books and records pertaining to any Collateral;

          (o)   All property of such Grantor held by any Secured Party, or any other party for whom any Secured Party is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to any Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

          (p)   All other goods and personal property of such Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to such Grantor; and

          (q)   To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

        Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include:

(a) "intent-to-use" trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise or (b) any Contract, Instrument or Chattel Paper in which any Grantor has any right, title or interest if and to the extent such Contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of such Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Contract, Instrument or Chattel Paper or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such Contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect any Secured Party's unconditional continuing security interest in and to all rights, title and interests of such Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Contract, Instrument or Chattel Paper and in any such monies and other proceeds of such Contract, Instrument or Chattel Paper or (c) until such time as the indebtedness secured thereunder has been paid or otherwise satisfied in full, any "Collateral" or "Pledged Collateral" as defined in the Security Agreements or the Pledge Agreements described on Schedule D hereto.

        If any Grantor shall at any time acquire a Commercial Tort Claim, such Grantor shall notify the Collateral Agent within two (2) business days in a writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Collateral Agent.

        3.     RIGHTS OF SECURED PARTIES; COLLECTION OF ACCOUNTS.

          (a)   Notwithstanding anything contained in this Security Agreement to the contrary, each Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. The Secured Parties and the Collateral Agent shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Secured Parties or Collateral Agent of a lien therein or the receipt by any Secured Party or the Collateral Agent of any payment relating to any Contract or License pursuant hereto, nor shall any Secured Party or the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)   The Secured Parties authorize each Grantor to collect its Accounts. Upon the occurrence and during the continuance of any Event of Default, at the request of the Collateral Agent, each Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (c)   The Collateral Agent may at any time, upon the occurrence and during the continuance of any Event of Default, notify Account Debtors of each Grantor, parties to the Contracts of each Grantor, obligors in respect of Instruments of each Grantor and obligors in respect of Chattel Paper of each Grantor that the Accounts and the right, title and interest of such Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Parties and that payments shall be made directly to the Collateral Agent for distribution to the Secured Parties. Upon the request of the Collateral Agent upon the occurrence and during the continuance of any Event of Default, each Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Collateral Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. Upon the occurrence and during the continuance of an Event of Default, (i) all amounts and proceeds (including instruments) received by each Grantor in respect of such Accounts, Contracts, Instruments or Chattel Paper shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and shall be applied as provided in Section 8(f).

        4.     REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants to the Secured Parties that:

          (a)   It is a corporation duly existing under the laws of the state in which it is incorporated and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

          (b)   The execution, delivery, and performance of the Loan Documents to which it is a party are within its powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in its articles or certificate of incorporation or bylaws, nor will they constitute an event of default under any material agreement by which it is bound.

          (c)   It is the sole owner of its Intellectual Property, except for licenses granted by it to its customers in the ordinary course of business. To the best of its knowledge, each of its Copyrights, Trademarks and Patents is valid and enforceable, and no part of its Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made to it that any part of its Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to cause a Material Adverse Effect.

          (d)   Except for the security interest granted to the Secured Parties and the Collateral Agent under this Security Agreement and Permitted Liens, it is the sole legal and equitable owner of each item of Collateral in which it purports to grant a security interest hereunder, free and clear of all Liens.

          (e)   No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by it in favor of the Secured Parties and the Collateral Agent pursuant to this Security Agreement and except for Permitted Liens.

          (f)    This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Collateral of each Grantor in which it now has rights, securing the payment of the Secured Obligations, to the extent a security interest in the Collateral can be perfected by the filing of a UCC-1 financing statement with the filing office of the Secretary of State of the jurisdiction where each Grantor is located (within the meaning of Section 9-307 of the UCC) or the recordation of an intellectual property security agreement with the U.S. Patent and Trademark Office and the U.S. Copyright Office, subject only to Permitted Liens. This Security Agreement will create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Collateral of each Grantor in which it later acquires rights, when it acquires those rights, securing the payment of the Secured Obligations, to the extent a security interest in the Collateral can be perfected by the filing of a UCC-1 financing statement with the filing office of the Secretary of State of the jurisdiction where each Grantor is located (within the meaning of Section 9-307 of the UCC) or the recordation of an intellectual property security agreement with the U.S. Patent and Trademark Office and the U.S. Copyright Office, subject only to Permitted Liens.

          (g)   Its correct legal name and taxpayer identification number are set forth on the signature page hereof. Its chief executive office, principal place of business, and the place where it maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. The tangible personal property Collateral, other than motor vehicles and other mobile goods, is presently located at such address and at such additional addresses set forth on Schedule E attached hereto.

          (h)   The name and address of each depository institution at which it maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule F attached hereto. The name and address of each securities intermediary or commodity intermediary at which it maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule F attached hereto. It agrees to immediately notify the Collateral Agent and amend Schedule F to reflect the opening of any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

          (i)    All Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses now owned or held by it are listed on Schedule G attached hereto.

          (j)    It is the owner of the percentage of the issued and outstanding shares of the capital stock or share capital of the issuers (the "Pledged Shares") indicated on Schedule B. The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. None of the Pledged Shares have been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject with respect to which such transfer could with reasonable likelihood result in a Material Adverse Effect. The pledge, grant of a security interest in, and delivery of the Pledged Securities pursuant to this Securities Agreement will create a valid first priority Lien on and in the Pledged Securities pledged by it, and the proceeds thereof, securing the payment of the Secured Obligations assuming (i) continued possession of the Pledged Securities by the Collateral Agent and (ii) that the Collateral Agent has no notice prior to or on the date of delivery of such Pledged Securities of an adverse claim within the meaning of the UCC.

        5.     COVENANTS. Unless the Collateral Agent otherwise consents, each Grantor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

          5.1   Disposition of Collateral. It shall not sell, lease, transfer or otherwise dispose of any of the Collateral (each, a "Transfer"), or attempt or contract to do so, other than (a) the sale of

  Inventory in the ordinary course of business, (b) the granting of Licenses in the ordinary course of business, (c) the disposal of worn-out or obsolete Equipment, and (d) Transfers of Equipment for fair market value as determined by it in its good faith business judgment, not exceeding $50,000 in the aggregate in any given fiscal year.

          5.2   Change of Name, Jurisdiction of Organization, Relocation of Business, or Conversion. It shall not change its name, jurisdiction of organization, relocate its chief executive office, principal place of business or its records from such address(es) provided to the Secured Parties pursuant to Section 4(g) above, or convert into another business entity, without at least ten (10) days prior notice to the Collateral Agent.

          5.3   Limitation on Liens on Collateral. It shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except Permitted Liens.

          5.4   Insurance. It shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to it. All such "all risk" policies shall name the Collateral Agent as loss payee and all such liability policies shall name each Secured Party and the Collateral Agent as additional insureds.

          5.5   Taxes, Assessments, Etc. It shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, Fixtures or Inventory, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

          5.6   Registration of Intellectual Property Rights. It shall promptly register or cause to be registered (to the extent not already registered) the most recent version of any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License, which, individually or in the aggregate, is material to the conduct of its business, with the United States Copyright Office or Patent and Trademark Office, as applicable, including, without limitation, in all such cases the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. It shall register or cause to be registered with the United States Copyright Office or Patent and Trademark Office, as applicable, those additional rights and interests developed or acquired by it after the date of this Security Agreement, including, without limitation, any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License, and any additions to the rights and interests of Grantor listed on Schedule G hereto, which individually or in the aggregate, are material to the conduct of its business.

          5.7   Notification Regarding Changes in Intellectual Property. It shall:

          (a)   promptly advise the Collateral Agent in writing of any subsequent ownership right or interest in or to any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License not specified on Schedule G hereto, and shall amend or permit the Collateral Agent to amend such Schedule, as necessary, to reflect any addition or deletion to such ownership rights;

          (b)   promptly give the Collateral Agent written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any; and

          (c)   (i) give the Collateral Agent not less than 30 days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed, and (ii) prior to the filing of any such applications or registrations, shall execute such documents as the Collateral Agent may reasonably request for the Collateral Agent to maintain its perfection and priority in such intellectual property rights to be registered by it, and upon the request of the Collateral Agent, shall file such documents simultaneously with the filing of any such applications or registrations. Upon filing any such applications or registrations with the United States Copyright Office, it shall promptly provide the Collateral Agent with (x) a copy of such applications or registrations, without the exhibits, if any, thereto, (y) evidence of the filing of any documents requested by the Collateral Agent to be filed for the Collateral Agent to maintain the perfection and priority of its security interest in such intellectual property rights, and (z) the date of such filing.

        5.8   Defense of Intellectual Property. Each Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Patents and Trademarks material to such Grantor's business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to such Grantor's business.

        5.9   Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem necessary or desirable to maintain the perfection of the security interest granted hereunder and to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing, termination or continuation statements (including "in lieu" continuation statements) under the UCC with respect to the security interests granted hereby, (b) at the Collateral Agent's reasonable request, filing or cooperating with the Secured Parties and the Collateral Agent in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office or the United States Copyright Office, (c) transferring the Collateral to the Collateral Agent's possession (if a security interest in such Collateral can be perfected only by possession), (d) at the Collateral Agent's reasonable request, placing the interest of the Collateral Agent as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by any Grantor which is covered by a certificate of title (or similar evidence of ownership), (e) executing and delivering and using commercially reasonable efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which any Grantor now or hereafter has any right or interest in order to perfect the security interest created hereunder in favor of the Collateral Agent (including giving the Collateral Agent "control" over such Collateral within the meaning of the applicable provisions of Article 8 and Article 9 of the UCC, and (f) at the Collateral Agent's reasonable request, using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Each Grantor also hereby authorizes the Collateral Agent to file any such financing, termination or continuation statement (including "in lieu" continuation statements) describing the Collateral without the signature of such Grantor.

        6.     PLEDGED SECURITIES. So long as no Event of Default shall have occurred and be continuing:

          (a)   Each Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Shares or any part thereof for all purposes not inconsistent with the provisions of this Securities Agreement and the other Loan Documents; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent in respect of the Pledged Shares (except as and to the extent expressly permitted by the Notes, this Security Agreement, or another Loan Document).

          (b)   Each Grantor shall be entitled, from time to time, to collect and receive for the Grantor's own use, and shall not be required to pledge pursuant to Section 2 above, any cash dividends or cash interest or principal payments paid in respect of the Pledged Securities, except such cash dividends or cash interest or principal payments received after and during the continuance of an Event of Default; provided, however, that until actually paid, all rights to any such permitted cash dividends or cash interest or principal payments shall remain subject to the Lien created by this Securities Agreement. All dividends and interest payments (other than such cash dividends and cash interest or principal payments as are permitted to be paid to a Grantor in accordance with this clause (b)) and all rights, property, proceeds and products received, receivable or otherwise distributed in respect of any of the Pledged Securities of any Grantor whenever paid or made, shall be delivered to the Collateral Agent to hold as Collateral and shall, if recovered by a Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Collateral.

        7.     Collateral Agent's Appointment as Attorney-in-Fact; Performance by Collateral Agent.

          (a)   Subject to Section 7(b) below, each Grantor hereby irrevocably constitutes and appoints the Collateral Agent, and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time at the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

            (i)    to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of such Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

            (ii)   to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Collateral Agent and the Secured Parties and not such Grantor;

            (iii) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes; and

            (iv)  to do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent may reasonably deem necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

          (b)   The Collateral Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to the Collateral Agent pursuant to this Section 7. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 7 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full.

        8.     RIGHTS AND REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of any Event of Default:

          (a)   The Collateral Agent, on behalf of the Secured Parties, may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Notes, and the other Loan Documents, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by such Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at the Collateral Agent's offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Securities, to exchange certificates or instruments representing or evidencing the Pledged Securities for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, and to collect and receive all cash dividends and other distributions made thereon.

  The Collateral Agent is hereby granted a license or other right, solely pursuant to the provisions of this Section 8, to use, without charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Collateral Agent's exercise of its rights under this Section 8, each Grantor's rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(f) below, with Grantors remaining liable for any deficiency remaining unpaid after such application. Each Grantor agrees that the Collateral Agent need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

          (b)   As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the "Act"), the Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 8(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Collateral Agent may, in its discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 8(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but may, in its discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (c)   Grantors also agree to pay all fees, costs and expenses of the Collateral Agent, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (d)   Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (e)   The Collateral Agent and each Secured Party may set off and apply to the Secured Obligations any and all indebtedness of the Collateral Agent or such Secured Party at any time owing to or for the credit or the account of any Grantor.

          (f)    The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

        FIRST, to the Collateral Agent and any Secured Party in an amount sufficient to pay in full the costs of the Collateral Agent or such Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Collateral Agent or any Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

        SECOND, to the Secured Parties in amounts proportional to the Pro Rata share of the then unpaid Secured Obligations of each Secured Party; and

        FINALLY, upon payment in full of the Secured Obligations, to Grantors or their representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

        9.     COLLATERAL AGENT.

        9.1   Appointment. The Secured Parties hereby appoint Sandler Capital Management, a New York general partnership, as the "Collateral Agent" for the Secured Parties under this Security Agreement to serve from the date hereof until the termination of this Security Agreement. Notwithstanding anything to the contrary in this Security Agreement, the Collateral Agent may be removed or replaced with the written consent of the Majority Lenders.

        9.2   Powers and Duties of Collateral Agent, Indemnity by Secured Parties.

        (a)   Each Secured Party hereby irrevocably authorizes the Collateral Agent to take all actions, to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Security Agreement, including without limitation all such actions, decisions and powers as are reasonably incidental thereto. The Collateral Agent may execute any of its duties hereunder by or through agents, designees or employees.

        (b)   Neither the Collateral Agent nor any of its partners, directors, members, officers, agents, designees or employees (collectively, "Indemnified Persons") shall be liable or responsible to any Secured Party for any action taken or omitted to be taken by Collateral Agent or any other such Indemnified Persons hereunder or under any related agreement, instrument or document, nor shall any Indemnified Person be liable or responsible to the Secured Parties for (i) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Security Agreement or any instrument or document delivered hereunder or relating hereto or thereto; (ii) the title of any Grantor to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (iii) the determination, verification or enforcement of any Grantor's compliance with any of the terms and conditions of this Security Agreement; (iv) the failure by any Grantor to deliver any instrument, agreement, financing statement or other document required to be delivered pursuant to the terms hereof; or (v) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the Collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

        (c)   Each of the Secured Parties agrees to pay to the Collateral Agent, promptly on demand, its Pro Rata share of all fees, taxes and expenses incurred in connection with the operation and enforcement of this Security Agreement, the Notes or any related agreement or document. Each of the Secured Parties hereby agrees to hold the Collateral Agent harmless, and to indemnify the Indemnified Persons from and against any and all loss, damage, taxes, expense or liability which may be incurred by such Indemnified Persons under this Security Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of such Indemnified Persons.

        9.3   No Reliance. Each Secured Party represents to the Collateral Agent that it has made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and credit worthiness of the Grantors, and made its own decision to enter into this Security Agreement and to extend credit to the Grantors independently based on such documents and information as it has deemed appropriate and without reliance upon the Collateral Agent or any of its partners, directors, members, officers, agents, designees or employees. Each Secured Party agrees that the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or credit worthiness of the Grantors.

        10.   INDEMNITY. Grantors agree to defend, indemnify and hold harmless the Collateral Agent and the Secured Parties and their officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any Secured Party as a result of or in any way arising out of, following or consequential to transactions between or among the Collateral Agent, any Secured Party and Grantors, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party, as applicable.

        11.   REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        12.   MISCELLANEOUS.

        12.1 Waivers; Amendments. Any amendment of the Notes, this Security Agreement, or any other Loan Document shall require the written consent of the Grantors, the Collateral Agent and the Majority Lenders. Notwithstanding the foregoing, the consent of each affected Secured Party shall be necessary to do the following:

          (a)   reduce the percentage of the principal and interest amount of Loans whose holders must consent to constitute Majority Lenders' consent;

          (b)   reduce the rate of or change the time for payment of interest on any Loan;

          (c)   reduce the principal of or change the fixed maturity of any Loan; or

          (d)   make any Loan payable in money other than that stated in the Notes.

Each Secured Party acknowledges that because the Notes, this Security Agreement, and the other Loan Documents may be amended with the consent of the Majority Lenders, except as set forth above, each Secured Party's rights hereunder may be amended or waived without such Secured Party's consent.

        12.2 Termination of this Security Agreement. Subject to Section 11 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations. Upon any such termination, the Collateral Agent will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

        12.3 Successor and Assigns. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of Grantors, and shall, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, inure to the benefit of the Collateral Agent and the Secured Parties, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to the Collateral Agent for the benefit of the Secured Parties hereunder.

        12.4 Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

        12.5 New Subsidiaries. Until the Secured Obligations have been performed and paid in full, each Grantor will cause each Subsidiary of such Grantor that is not a controlled foreign corporation (as that term is defined in the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder) (a "New Subsidiary") formed or acquired after the date of this Security Agreement to enter into this Security Agreement by executing and delivering in favor of Collateral Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such New Subsidiary, such New Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding a New Subsidiary as a party to this Security Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any New Subsidiary hereunder.

        12.6 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Security Agreement.

[Signature pages follow.]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR	LOCAL MATTERS, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	President

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
77-0392855	Delaware
ADDRESS OF GRANTOR	LOCAL MATTERS MEDIA DIVISION, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
87-0656402	Nevada
ADDRESS OF GRANTOR	LOCAL MATTERS MEDIA DIVISION, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
87-0620516	Utah
ADDRESS OF GRANTOR	LOCAL MATTERS VOICE AND WIRELESS DIVISION, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
22-3763462	Delaware
SANDLER CAPITAL MANAGEMENT, as Collateral Agent
	By:	MJDM Corp., a General Partner
	By:	/s/ MOIRA MITCHELL
	Its:	President
SANDLER CAPITAL PARTNERS V, L.P., as Secured Party
	By:	Sandler Investment Partners, L.P., General Partner
		By:	Sandler Capital Management, General Partner
			By:	MJDM Corp., a General Partner
				By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President

SANDLER CAPITAL PARTNERS V FTE, L.P., as Secured Party
By:	Sandler Investment Partners, L.P., General Partner
	By:	SandlerCapital Management, General Partner
		By:	MJDM Corp., a General Partner
			By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President
SANDLER CAPITAL PARTNERS V, GERMANY, L.P., as Secured Party
By:	Sandler Investment Partners, L.P., General Partner
	By:	Sandler Capital Management, General Partner
		By:	MJDM Corp., a General Partner
			By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President
Kings Road Investments Ltd.
	By:	/s/ BRANDON L. JONES
Name: Brandon L. Jones
Title: Authorized Signatory

SCHEDULE B

PLEDGED SECURITIES

Name of Grantor	Name of Issuer	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
Local Matters, Inc.	Local Matters Voice and Wireless Division, Inc. (formerly called Information Services Extended, Inc.)	40,000,000 53,775	Common	100%	CS-5 CS-6

SCHEDULE C

COMMERCIAL TORT CLAIMS

None

SCHEDULE D

EXCLUDED COLLATERAL

1.
Security Agreement dated as of April 14, 2005 between Local Matters, Inc., as grantor, and YP Web Partners LLC, a Louisiana limited liability company.

2.
Security Agreement dated as of April 14, 2005 by and among Local Matters Voice and Wireless Division, Inc., a Delaware corporation (formerly called Information Services Extended, Inc., a Delaware corporation, as grantor, and Kevin Kimberlin Partners, L.P., a Delaware limited partnership ("Kimberlin"), as lender, and Kimberlin, as agent for itself and any third party as provided for therein.

3.
Security Agreement dated as of October 14, 2005 between Local Matters Media Division, Inc., a Nevada corporation (formerly called MyAreaGuide.com, Inc.), as grantor, and the parties listed on the signature page thereto, as secured parties.

4.
Security Agreement dated as of October 14, 2005 between Local Matters Media Division, Inc., a Utah corporation (formerly called Online Web Marketing, Inc.), as grantor, and the parties listed on the signature page thereto, as secured parties.

5.
Pledge Agreement dated October 14, 2005 between Local Matters, Inc., as pledgor, and the parties listed on the signature page thereto, as pledgees, relating to the pledge of the outstanding capital stock of Local Matters Media Division, Inc., a Nevada corporation (formerly called MyAreaGuide.com, Inc.) and Local Matters Media Division, Inc., a Utah corporation (formerly called Online Web Marketing, Inc.).

SCHEDULE E

LOCATION OF COLLATERAL

Grantor	Address
Local Matters, Inc Corporate Office	1221 Auraria Parkway, Denver, CO 80204
Local Matters Media Division, Inc.	1240 East 100 South, Suite 5, St. George, UT 84790
Local Matters, Inc. New Orleans Office	3445 North Causeway Blvd., Suite 401, Metairie, LA 70002
Local Matters Voice and Wireless Division, Inc.	6301 Northwest Fifth Way, Suite 4000, Fort Lauderdale, FL 33309

SCHEDULE F

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

(Including Grantor, Type of Account, Account Name, Account Number and Name of Institution/Intermediary)

DEPOSIT ACCOUNTS

Local Matters, Inc., Checking Account, Account Number 3300143375, Silicon Valley Bank

Local Matters, Inc., Incoming Wires Account, Account Number 4944735190, Wells Fargo Bank

Local Matters, Inc., Concentration Account, Account Number 4121334429, Wells Fargo Bank

Local Matters, Inc., International Securities Account, Account Number 4121339402, Wells Fargo Bank

SCHEDULE F

        Restricted Account Agreement, Access Restricted After Instruction—Wells Fargo Bank, National Association

SCHEDULE G

INTELLECTUAL PROPERTY

PATENTS

Description	Registration/ Application Number	Registration/ Application Date	Publication Date
TITLE: SYSTEM AND METHOD FOR MINING AND SEARCHING LOCALIZED BUSINESS-MARKETING AND INFORMATION DATA	10/858,947 Pub. No. US20050278309	June 2, 2004	December 15, 2005

INTELLECTUAL PROPERTY

TRADEMARKS

See Attachment

COPYRIGHTS

Title/Description	Registration No.	Date of Registration	Assignment Information/Comments
Aptas directory knowledge base	TX-5-922-886	02/26/2004	N/A

INTELLECTUAL PROPERTY

LICENSES

bGlobal, LLC Electronic Yellow Pages Client License Agreement for Mobile Computerized Devises, March 22, 2004

Microsoft Corporation MapPoint Web Services Agreement, October 14, 2003

Visicom Media License Agreement, September 30, 2004

Telcontar Data License Agreement, dated April 8, 2005

Professional Services and License Agreement, dated June 27, 2004, between the Purchaser and Dex Media

Services Agreement with Sensis Pty Ltd, dated October 3, 2003

Services Agreement with Telecom Directories Limited, dated February 7, 2004

License Agreement with Promedia CGV (d/b/a "World Directories"), dated October 30, 2005

ANNEX 1 TO SECURITY AGREEMENT
FORM OF SUPPLEMENT

        Supplement No.             (this "Supplement") dated as of                        , 20    , to the Security Agreement dated as of October [    ], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by each of the parties listed on the signature pages thereto as grantors and those additional entities that thereafter become parties thereto as grantors ("Grantors"), the secured parties listed on the signature pages thereto (the "Secured Parties"), and Sandler Capital Management, a New York general partnership, in its capacity as collateral agent on behalf of the Secured Parties (the "Collateral Agent"), by and between [                        ] ("New Subsidiary") and the Collateral Agent.

W I T N E S S E T H:

        WHEREAS, each Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodation to Grantors as evidenced by those certain Secured Promissory Notes dated October [    ], 2006 executed by Grantors in favor of each Secured Party (each, a "Note" and, collectively, the "Notes"), such advances and financial accommodation being referred to herein as the "Loans";

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement; and

        WHEREAS, Grantors have entered into the Security Agreement in order to induce the Secured Parties to make the Loans to Grantors; and

        WHEREAS, pursuant to Section 12.5 of the Security Agreement, each Grantor must cause New Subsidiary to enter into the Security Agreement by executing and delivering this Supplement in favor of Collateral Agent.

        NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Subsidiary hereby agrees as follows:

In accordance with Section 12.5 of the Security Agreement, New Subsidiary, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and New Subsidiary hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Parties, a security interest in and to all assets of such New Subsidiary including all property of the type described in Section 2 of the Security Agreement, to secure the full and prompt payment of the Secured Obligations, but excluding the property described in the penultimate paragraph of Section 2 of the Security Agreement (commencing with the words "Notwithstanding the foregoing provisions of this Section 2"). Schedules A through G attached hereto supplement Schedules A through G, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include New Subsidiary. The Security Agreement is incorporated herein by reference.

        This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

        Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

        This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

1

        IN WITNESS WHEREOF, New Subsidiary and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

ADDRESS OF NEW SUBSIDIARY	[NAME OF NEW SUBSIDIARY]
By:

Printed Name:

Title:

TAXPAYER IDENTIFICATION NUMBER OF NEW SUBSIDIARY	JURISDICTION OF ORGANIZATION OF NEW SUBSIDIARY
SANDLER CAPITAL MANAGEMENT, as Collateral Agent
By:

Its:

2

FIRST AMENDMENT TO SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO SECURITY AGREEMENT dated as of September 26, 2007 (the "Amendment"), is made by and among LOCAL MATTERS, INC., a Delaware corporation, LOCAL MATTERS MEDIA DIVISION,  INC., a Nevada corporation, LOCAL MATTERS MEDIA DIVISION, Inc., a Utah corporation, and LOCAL MATTERS VOICE AND WIRELESS DIVISION, INC., a Delaware corporation (each, a "Grantor" and, collectively, the "Grantors"), the secured parties listed on the signature pages hereto (each, a "Secured Party" and, collectively, the "Secured Parties"), and SANDLER CAPITAL MANAGEMENT, a New York general partnership, in its capacity as Collateral Agent on behalf of the Secured Parties. This Amendment amends that certain Security Agreement, dated as of October 19, 2006, by and among the Grantors and the Secured Parties (the "Original Agreement"). Capitalized terms used but not defined herein shall have the definition ascribed to such term in the Original Agreement.

RECITALS

        A.    Each Secured Party has made certain advances of money and to extend certain financial accommodation to Grantors as evidenced by the Notes.

        B.    The Parties hereto now wish to amend the Original Agreement in accordance with the terms hereof.

        C.    Pursuant to Section 12.1 of the Original Agreement, the Original Agreement may be amended only with the written consent of the Grantors, the Collateral Agent and the Majority Lenders.

        D.    The undersigned constitute such parties.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

        1.    SCHEDULE D.    Schedule D to the Original Agreement is hereby amended and restated in its entirety in the form attached hereto. The Original Agreement shall be deemed amended to the extent necessary to give effect to the foregoing, including without limitation Section 2 thereof setting forth assets excluded from the definition of "Collateral" therein by reference to Schedule D thereto.

        2.    MISCELLANEOUS.

        2.1    Successor and Assigns.    This First Amendment shall be binding upon the successors and assigns of Grantors, and shall, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, inure to the benefit of the Collateral Agent and the Secured Parties, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to the Collateral Agent for the benefit of the Secured Parties hereunder.

        2.2    Governing Law.    In all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

        2.3    Counterparts.    This Amendment to Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment.

        [Signature pages follow.]

        IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR	LOCAL MATTERS, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	President

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
77-0392855	Delaware
ADDRESS OF GRANTOR	LOCAL MATTERS MEDIA DIVISION, INC.
1240 East 100 South	By:	/s/ PERRY EVANS
Suite 5
St. George, Utah 84790
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
87-0656402	Nevada
ADDRESS OF GRANTOR	LOCAL MATTERS MEDIA DIVISION, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
87-0620516	Utah
ADDRESS OF GRANTOR	LOCAL MATTERS VOICE AND WIRELESS DIVISION, INC.
1221 Auraria Parkway	By:	/s/ PERRY EVANS
Denver, CO 80202
	Printed Name:	Perry Evans

	Title:	Director

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
22-3763462	Delaware
SANDLER CAPITAL MANAGEMENT, as Collateral Agent
	By:	MJDM Corp., a General Partner
	By:	/s/ MOIRA MITCHELL
	Its:	President
SANDLER CAPITAL PARTNERS V, L.P., as Secured Party
	By:	Sandler Investment Partners, L.P., General Partner
		By:	Sandler Capital Management, General Partner
			By:	MJDM Corp., a General Partner
				By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President

SANDLER CAPITAL PARTNERS V FTE, L.P., as Secured Party
By:	Sandler Investment Partners, L.P., General Partner
	By:	Sandler Capital Management, General Partner
		By:	MJDM Corp., a General Partner
			By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President
SANDLER CAPITAL PARTNERS V, GERMANY, L.P., as Secured Party
By:	Sandler Investment Partners, L.P., General Partner
	By:	Sandler Capital Management, General Partner
		By:	MJDM Corp., a General Partner
			By:	/s/ MOIRA MITCHELL
Name: Moira Mitchell Title: President
Kings Road Investments Ltd.
	By:	/s/ BRANDON L. JONES
Name: Brandon L. Jones
Title: Authorized Signatory

SCHEDULE D

EXCLUDED COLLATERAL

1.
Security Agreement, dated as of April 14, 2005 between Local Matters, Inc., a Delaware corporation, as grantor, and YP Web Partners LLC, a Louisiana limited liability company.

2.
Security Agreement dated as of April 14, 2005 by and among Local Matters Voice and Wireless Division, Inc., a Delaware corporation (formerly called Information Services Extended, Inc.), a Delaware corporation, as grantor, and Kevin Kimberlin Partners, L.P., a Delaware limited partnership ("Kimberlin"), as lender, and Kimberlin, as agent for itself and any third party as provided for therein.

3.
Security Agreement dated as of October 14, 2005 between Local Matters Media Division, Inc., a Nevada corporation (formerly called MyAreaGuide.com, Inc.), as grantor, and the parties listed on the signature page thereto, as secured parties.

4.
Security Agreement dated as of October 14, 2005 between Local Matters Media Division, Inc., a Utah corporation (formerly called Online Web Marketing, Inc.), as grantor, and the parties listed on the signature page thereto, as secured parties.

5.
Pledge Agreement dated October 14, 2005 between Local Matters, Inc., as pledgor, and the parties listed on the signature page thereto, as pledgees, relating to the pledge of the outstanding capital stock of Local Matters Media Division, Inc., a Nevada corporation (formerly called MyAreaGuide.com, Inc.) and Local Matters Media Division, Inc., a Utah corporation (formerly called Online Web Marketing, Inc.).

6.
Security Agreement, dated as of September 26, 2007, by Local Matters, Inc., a Delaware corporation, as grantor, in favor of YP Web Partners, LLC, a Louisiana limited liability company

7.
Security Agreement dated as of September 26, 2007, by Local Matters Media Division, Inc., a Nevada corporation (formerly called MyAreaGuide.com, Inc.), as grantor, and the parties listed on the signature page thereto, as secured parties.

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SECURITY AGREEMENT
SCHEDULE B PLEDGED SECURITIES
SCHEDULE C COMMERCIAL TORT CLAIMS
SCHEDULE D EXCLUDED COLLATERAL
SCHEDULE E LOCATION OF COLLATERAL
SCHEDULE F DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS
SCHEDULE F
ANNEX 1 TO SECURITY AGREEMENT FORM OF SUPPLEMENT
FIRST AMENDMENT TO SECURITY AGREEMENT
RECITALS
AGREEMENT
SCHEDULE D EXCLUDED COLLATERAL